HSBC Investor Funds

Supplement Dated March 5, 2010

to the Statement of Additional Information Dated March 1, 2010

Shares of the Climate Change Fund are not offered for sale by the HSBC Investor Funds. Accordingly, all references to the Climate Change Fund in this Statement of Additional Information are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.